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                                                                    EXHIBIT 23.3

                         CONSENT OF RYDER SCOTT COMPANY

     We hereby consent to the use of our report dated March 10, 1998 regarding Torch Energy Royalty Trust interest and to reference to our firm included in this Form 10-K.

                         RYDER SCOTT COMPANY



                              By:  /s/ Ryder Scott Company
                                   ----------------------------------

Houston, Texas
March 25, 1998